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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                      Date of Report -- December 22, 1999



Commission     Registrant, State of Incorporation    I.R.S. Employer
File Number    Address and Telephone Number          Identification No.
-----------    ----------------------------          -------------------
0-30338        RGS Energy Group, Inc.                  16-1558410
               (Incorporated in New York)
               89 East Avenue
               Rochester, NY  14649
               Telephone (716)771-4444



1-672          Rochester Gas and Electric Corporation  16-0612110
               (Incorporated in New York)
               89 East Avenue
               Rochester, NY  14649
               Telephone (716)546-2700


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ITEM 5.   OTHER EVENTS

          On December 22, 1999, Rochester Gas and Electric Corporation issued a press release relating to exercising its right-of-first-refusal to acquire a controlling interest in the Nine Mile Point 2 Nuclear Plant and to buy the Nine Mile Point 1 Nuclear Plant. See attached Exhibit No. 99.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:  See Exhibit Index below.


                                 SIGNATURES
                                 ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                           RGS ENERGY GROUP, INC.
                           ----------------------
                                 (Registrant)



Date: December 22, 1999    By:       /s/ J. B. Stokes
                                -------------------------------
                                       J. Burt Stokes
                                  Senior Vice President, and
                                    Chief Financial Officer



Date: December 22, 1999    By:      /s/ William J. Reddy
                                --------------------------------
                                       William J. Reddy
                                          Controller



                           ROCHESTER GAS AND ELECTRIC CORPORATION
                           --------------------------------------
                                        (Registrant)



Date: December 22, 1999    By:       /s/ J. B. Stokes
                                -------------------------------
                                       J. Burt Stokes
                               Senior Vice President, Corporate
                             Services and Chief Financial Officer



Date: December 22, 1999    By:      /s/ William J. Reddy
                                --------------------------------
                                        William J. Reddy
                                 Vice President and Controller

                                       2
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                                 Exhibit Index

No.
---

99 Press Release of Rochester Gas and Electric Corporation issued on December 22, 1999, relating to exercising its right-of-first-refusal to acquire a controlling interest in the Nine Mile Point 2 Nuclear Plant and to buy the Nine Mile Point 1 Nuclear Plant.

                                       3